Guggenheim Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated May 11, 2021

to the currently effective Statement of Additional Information dated January 31, 2021 (the “SAI”), as may be supplemented from time to time, for the Guggenheim Capital Stewardship Fund.

This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI. Terms used, but not defined, herein shall have the meanings ascribed to them in the SAI.

In accordance with the Trust’s Independent Trustee Retirement Policy, Messrs. Donald A. Chubb, Jerry B. Farley and Roman Friedrich III resigned from the Board. Accordingly, all references and descriptions of the composition of the Board and its Committees as well as the Trustees of the Trust are revised.

Please Retain This Supplement for Future Reference

CSF-SAI-SUP-0521x0122